UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2012

VALLEY COMMERCE BANCORP

(Exact name of registrant as specified in its charter)

California	000-51949	46-1981399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 W. Main Street Visalia, California	93291
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (559) 622-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 26, 2012, the registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2012	Valley Commerce Bancorp By: /s/Roy O. Estridge Roy O. Estridge Executive Vice President and Chief Financial Officer / Chief Operating Officer

EXHIBIT INDEX

99	Press release dated April 26, 2012 announcing unaudited financial results for the three month period ended March 31, 2012.